UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2011

ALL AMERICAN GOLD CORP.
(Exact name of registrant as specified in its charter)

Wyoming	000-54008	26-0665571
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

700 North High School Road, Suite 203, Indianapolis, Indiana	46214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 317.946.4653

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02      Unregistered Sales of Equity Securities

On September 5, 2011, we issued 400,000 shares of our common stock in a private placement, raising gross proceeds of $280,000, at a price of $0.70 per common share. We have issued the shares to one (1) non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL AMERICAN GOLD CORP.

/s/ “Brent Welke”
Brent Welke
President, Secretary, CEO and Director

Date: September 7, 2011